Nauticus Robotics Announces Intent to Acquire SeaTrepid International Combination Expands Addressable Market and Drives Operational Synergies HOUSTON, March 05, 2025 – Nauticus Robotics, Inc. (NASDAQ: KITT, “Nauticus”), a leading innovator in autonomous subsea robotics and software solutions, today announced signing of a definitive agreement to acquire all of the assets and business of SeaTrepid International, LLC (“SeaTrepid”), an expert in providing subsea robotic services to customers throughout the world. This strategic acquisition underscores Nauticus’ commitment to innovation and revenue growth in 2025. By integrating Nauticus’ AI-driven autonomy software, ToolKITT, into SeaTrepid’s existing ROV fleet, the combination will showcase unprecedented advancements in power efficiency and operational performance across the industry. The ability of ROVs and Aquanaut to seamlessly communicate at depth unlocks new service opportunities, enabling two autonomous systems to collaborate in delivering cutting-edge underwater solutions. The combined company’s revenue is expected to be ~9x higher than that of standalone Nauticus 2024. John Gibson will remain the CEO and President of the combined company with SeaTrepid’s CEO, Bob Christ, co-author of “The ROV Manual”, taking the role of President of SeaTrepid Operations. The companies will maintain their current locations and workforces due to the complementary nature of the businesses and expectation of new project growth throughout 2025. Completion of the acquisition is expected in March 2025. Mr. Gibson stated, “This strategic combination will drive significant value for both customers and shareholders.” Mr. Christ added, “Minimal ROV investment occurred in the last fifteen years industry-wide, which has caused some stagnation. We look forward to combining with Nauticus to extend ROV capabilities and enhance execution on a global scale.” David S. Huber, current SVP of Ocean Minerals and past SVP of Operations and Projects at Deep Gulf Energy and Mariner Energy noted, “I am thrilled with the news of Nauticus’ acquisition of SeaTrepid. SeaTrepid is a long-time reliable subsea services provider to the deepwater companies I have worked for over the past several decades. With the combination of Nauticus’ autonomous cutting-edge controls technology coupled with SeaTrepid’s deep knowledge of subsea services, I see this as a breakthrough development for the offshore sector.” The transaction is subject to customary closing conditions, including the consent of certain creditors of both parties to the transaction. The company will be providing additional strategic details during a fireside chat with the date to be announced. Once announced, the registration link to view the event will be made available on the Investor Relations section of the Nauticus Robotics website.

About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. About SeaTrepid International SeaTrepid International, LLC is an applied robotic solutions provider offering support for commercial, public safety, municipal, military and scientific applications. They own and operate a variety of robotic equipment and sensor suites for both inland and offshore customers worldwide. Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 10, 2024. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.